UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2010
Idenix Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-995-9800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Idenix Pharmaceuticals, Inc. (the “Company”) announced today that after discussions with the United States Food and Drug Administration on September 3, 2010, the Company’s clinical programs for its candidates IDX184 and IDX320 for the treatment of hepatitis C have been placed on clinical hold in the United States. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release dated September 7, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idenix Pharmaceuticals, Inc.

Date: September 7, 2010	By:	/s/ Ronald C. Renaud, Jr. Name: Ronald C. Renaud, Jr.
Title: Chief Financial Officer